                                                                  Exhibit 10.1


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


                  REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of October 22, 1997 by and among Lomak Petroleum, Inc., a Delaware corporation ("Lomak"), Lomak Financing Trust, a special purpose business trust formed under the laws of the State of Delaware (the "Trust"), and Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Forum Capital Markets L.P. and McDonald & Company Securities, Inc. (the "Initial Purchasers") pursuant to the Placement Agreement, dated as of October 16, 1997 (the "Placement Agreement"), among Lomak, the Trust and the Initial Purchasers. In order to induce the Initial Purchasers to enter into the Placement Agreement, Lomak and the Trust have agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Placement Agreement.

                  Lomak and the Trust agree with the Initial Purchasers (i) for their benefit as Initial Purchasers and (ii) for the benefit of the holders from time to time of the Registrable Securities (including the Initial Purchasers) (each of the foregoing a "Holder" and together the "Holders"), as follows:

                  Section 1. DEFINITIONS. Capitalized terms used herein without definition shall have their respective meanings set forth in the Placement Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  AFFILIATE: "Affiliate" means, with respect to any specified person, (i) any other person directly or indirectly controlling or controlled by, or under direct or direct common control with, such specified person or (ii) any officer or director of such other person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a person means the possession, direct or indirect, of the power (whether or not exercised) to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

                  APPLICABLE CONVERSION PRICE: The Applicable Conversion Price as of any date of determination means the Conversion Price, as the same may be adjusted from time to time, in effect as of such date of determination or, if no Convertible Debentures are then outstanding, the Conversion Price that would be in effect were Convertible Debentures then outstanding.

                  BUSINESS DAY: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

                  COMMON STOCK: The shares of common stock, par value $0.01 per share, of Lomak and any other shares of common stock as may constitute "Common Stock" for purposes of the Indenture, including the Underlying Common Stock.

                  CONVERSION PRICE: Conversion Price shall have the meaning assigned such term in Section 6.1 of the Indenture.

                  CONVERTIBLE DEBENTURES: The 5-3/4% Convertible Junior Subordinated Debentures of Lomak to be purchased by the Trust pursuant to the Debenture Purchase Agreement dated October 22, 1997 between Lomak and the Trust.

                  CONVERTIBLE PREFERRED SECURITIES: the 5-3/4% Trust Convertible Preferred Securities of the Trust.

                  DAMAGES ACCRUAL PERIOD:  See Section 2(e) hereof.

                  DAMAGES PAYMENT DATE: Each payment date under the Declaration, in the case of Convertible Preferred Securities, each Interest Payment Date (as defined in the Indenture), in the case of Convertible Debentures, and each February 1, May 1, August 1 and November 1, in the case of Underlying Common Stock.

                  DECLARATION: the Amended and Restated Declaration of Trust dated as of October 22, 1997 of the Trust.

                  DEFERRAL PERIOD:  See Section 2(d)(ii) hereof.

                  EFFECTIVENESS PERIOD: The period commencing with the date hereof and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

                  EVENT:  See Section 2(e) hereof.

                  EVENT TERMINATION DATE: See Section 2(e), hereof.

                  EVENT DATE:  See Section 2(e) hereof.

                  EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  FILING DATE:  See Section 2(a) hereof.

                  GUARANTEE: The guarantee by Lomak of the Convertible Preferred Securities pursuant to the Convertible Preferred Securities Guarantee Agreement dated as of the date hereof.

                  HOLDER: See the second paragraph of this Agreement.

                  INDENTURE: The Indenture, dated as of October 22, 1997, between Lomak and The Bank of New York, as trustee, pursuant to which the Convertible Debentures are being issued, as amended by the First Supplemental Indenture dated October 22, 1997 between Lomak and The Bank of New York, as trustee.

                  INITIAL PURCHASERS: Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Forum Capital Markets L.P. and McDonald & Company Securities Inc.

                  INITIAL SHELF REGISTRATION:  See Section 2(a) hereof

                  LIQUIDATED DAMAGES AMOUNTS:  See Section 2(e) hereof.

                  LOSSES: See Section 6 hereof.

                  NOTICE HOLDER: See Section 2(d)(i) hereof.

                  PLACEMENT AGREEMENT: See the first paragraph of this Agreement.

                  PROSPECTUS: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  REGISTRABLE SECURITIES: The Convertible Preferred Securities, the Guarantee, the Convertible Debentures and the Underlying Common Stock, whether or not such securities have been converted or exchanged, and at all times subsequent to any such conversion or exchange, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering its offering and sale, (ii) it is saleable by the Holder thereof pursuant to Rule 144(k) or (iii) it is sold to the public pursuant to Rule 144 and, as a result of the event or circumstance described in any of the foregoing clauses (i) through (iii), the legends with respect to transfer restrictions required under the Declaration and the Indenture are removed or removable in accordance with the terms of the Declaration or the Indenture, as the case may be; PROVIDED, that this definition shall not apply to any Convertible Preferred Securities, the Guarantee, any Convertible Debentures or Underlying Common Stock held by an Affiliate (2) years after the date of this Agreement.

                  REGISTRATION STATEMENT: Any registration statement of Lomak or the Trust which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  RESTRICTED SECURITIES: As this term is defined in Rule 144.

                  RULE 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  RULE 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  SEC:  The Securities and Exchange Commission.

                  SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  SELLING PERIOD: See Section 2(d)(i) hereof.

                  SHELF REGISTRATION:  See Section 2(a) hereof.

                  SPECIAL COUNSEL: Simpson Thacher & Bartlett or such other successor counsel as shall be specified by the Holders of a majority of the Registrable Securities, the reasonable fees and expenses of which will be paid by Lomak pursuant to Section 5 hereof.

                  SUBSEQUENT SHELF REGISTRATION:  See Section 2(b) hereof.

                  TIA:  The Trust Indenture Act of 1939, as amended.

                  TRUSTEE: The Bank of New York (or any successor entity), the Institutional Trustee under the Declaration, or in the event the Convertible Debentures are distributed to holders of the Convertible Preferred Securities upon dissolution of the Trust, the Trustee under the Indenture.

                  UNDERLYING COMMON STOCK: The Common Stock of Lomak into which the Convertible Debentures are convertible.

                  Section 2.  Shelf Registration.
                              -------------------

                  (a) SHELF REGISTRATION. Lomak and the Trust shall prepare and file with the SEC, as soon as practicable but in any event within ninety (90) days (subject to the provisions of Section 2(d)(ii)) after the latest date of original issuance of the Convertible Preferred Securities (the "Filing Date"), a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a "Shelf Registration") registering the resale from time to time by Holders thereof of all of the Registrable Securities (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in the manner or manners designated by them. Lomak and the Trust shall use their best efforts to cause the Initial Shelf Registration to become effective under the Securities Act as promptly as is practicable and to keep the Initial Shelf Registration continuously effective under the Securities Act until the end of the Effectiveness Period.

                  (b) If the Initial Shelf Registration or any Subsequent Shelf Registration, as defined below, ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities shall have ceased to be Registrable Securities), Lomak and the Trust shall use their best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days (subject to the provisions of Section 2(d)(ii)) of such cessation of effectiveness use their best efforts to amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, Lomak and the Trust shall use their best efforts to cause the Subsequent Shelf Registration to become effective as promptly as is practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period.

                  (c) Lomak and the Trust shall supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by Lomak and the Trust for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Initial Purchasers or by the Trustee on behalf of the Holders of the Registrable Securities covered by such Registration Statement.

                  (d) Each Holder of Registrable Securities agrees that if such Holder wishes to sell its Registrable Securities pursuant to a Shelf Registration and related Prospectus, it will do so only in accordance with this
Section 2(d). Each Holder of Registrable Securities agrees to give written notice to Lomak and the Trust at least five (5) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration, which notice shall specify the date on which such Holder intends to begin such distribution and any information with respect to such Holder and the intended distribution of Registrable Securities by such Holder required to amend or supplement the Registration Statement with respect to such intended distribution of Registrable Securities by such Holder. As promptly as is practicable after the date such notice is provided, and in any event within four (4) Business Days after such date, Lomak and the Trust shall either:

                           (i) (A) prepare and file with the SEC a
post-effective amendment to the Shelf Registration or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (B) provide the Holders of the Registrable Securities who gave such notice copies of any documents filed pursuant to Section 2(d)(i)(A); and (C) inform each such Holder that Lomak and the Trust have complied with their obligations in Section 2(d)(i)(A) (or that, if Lomak and the Trust have filed a post-effective amendment to the Shelf Registration which has not yet been declared effective, Lomak and the Trust will notify each such Holder to that effect, will use their best efforts to secure the effectiveness of such post-effective amendment and will promptly notify each such Holder pursuant to
Section 2(d)(i)(A) hereof when the amendment has become effective); each Holder who has given notice of intention to distribute such Holder's Registrable Securities in accordance with Section 2(d) hereof (a "Notice Holder") will sell all or any or such Registrable Securities pursuant to the Shelf Registration and related Prospectus only during the 45-day period commencing with the date on which Lomak and the Trust gives notice, pursuant to Section 2(d)(i)(A), that the Registration Statement and Prospectus may be used for such purpose (such 45-day period is referred to as a "Selling Period"); the Notice Holders will not sell any Restricted Securities pursuant to such Registration Statement or Prospectus after such Selling Period without giving a new notice of intention to sell pursuant to Section 2(d) hereof and receiving a further notice from Lomak and the Trust pursuant to Section 2(d)(i)(A) hereof; or

                           (ii) in the event (A) of the happening of any event
of the kind described in Section 2(e)(ii), 2(e)(iii) or 2(e)(iv) hereof or (B) that, in the judgment of Lomak, it is advisable to suspend use of the Prospectus for a discrete period of time due (including during any period of time described in Section 2(b) hereof) to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which Lomak believes public disclosure will be prejudicial to Lomak or the Trust (a "Material Corporate Event"), Lomak shall deliver a certificate in writing, signed by its Chief Executive Officer or Chief Financial Officer, to the Notice Holders and the Special Counsel to the effect of the foregoing and, upon receipt of such certificate, each such Notice Holder's Selling Period will not commence (or, if such Selling Period has commenced, such Selling Period will be suspended) until such Notice Holder's receipt of copies of the supplemented or amended

Prospectus provided for in Section 2(d)(i)(A) hereof, or until it is advised in writing by Lomak and the Trust that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Lomak and the Trust will use their best efforts to ensure that the use of the Prospectus may be resumed, and the Selling Period will commence or resume, as promptly as is practicable and, in the case of a Material Corporate Event, as soon as the earlier of (x) public disclosure of such pending Material Corporate Event or (y) in the judgment of Lomak, public disclosure of such Material Corporate Event would not be prejudicial to Lomak or the Trust (the "Corporate Disclosure Date"). Notwithstanding the foregoing, Lomak and the Trust shall not under any circumstances be entitled to exercise their right under this Section 2(d)(ii) to defer the commencement of or suspend a Selling Period more than one (1) time in any three (3) month period or two (2) times in any twelve (12) month period, and the period during which a Selling Period is deferred or suspended shall not exceed thirty (30) days unless Lomak and the Trust shall deliver to such Notice Holders a second notice to the effect set forth above, which shall have the effect of extending the period during which such Selling Period is deferred or suspended by up to an additional thirty (30) days, or such shorter period of time as is specified in such second notice; PROVIDED that the period during which a Selling Period is deferred or suspended, a "Deferred Period," shall not exceed sixty (60) days in any twelve (12) month period. Notwithstanding any provision of this Agreement to the contrary, the 90 day and 30 day period referred to in Sections 2(a) and 2(b), respectively, shall be suspended and tolled during the pendency of any Material Corporate Development until the applicable Corporate Disclosure Date; PROVIDED, HOWEVER, that no such period shall be extended longer than five business days after such Corporate Disclosure Date.

                  (e) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Initial Shelf Registration has not been filed on or prior to the Filing Date, (ii) prior to the end of the Effectiveness Period, the SEC shall have issued a stop order suspending the effectiveness of the Shelf Registration or proceedings have been initiated with respect to the Shelf Registration under Section 8(d) or 8(e) of the Securities Act, (iii) the aggregate number of days in any one Deferral Period exceeds the number permitted pursuant to Section 2(d)(ii) hereof or (iv) the number of Deferral Periods exceeds the number permitted pursuant to Section 2(d)(ii) hereof (each of the events of a type described in any of the foregoing clauses
(i) through (iv) are individually referred to herein as an "Event," and the Filing Date in the case of clause (i), the date on which the effectiveness of the Shelf Registration has been suspended or proceedings with respect to the Shelf Registration under Section 8(d) or 8(e) of the Securities Act have been commenced in the case of clause (ii), the date on which the duration of a Deferral Period exceeds the number of days permitted by Section 2(d)(ii) hereof in the case of clause (iii), and the date of the commencement of a Deferral Period that causes the limit on the number of Deferral Periods under Section 2(d)(ii) hereof to be exceeded in the case of clause (iv), being referred to herein as an "Event Date"). Events shall be deemed to continue until the "Event Termination Date," which shall be the following dates with respect to the respective types of Events: the date the Initial Registration Statement is filed in the case of an Event of the type described in clause (i), the date that all stop orders suspending effectiveness of the Shelf Registration have been removed and the proceedings initiated with respect to the Shelf Registration under
Section 8(d) or (e) of the Securities Act have terminated, as the case may be, in the case of Events of the types described in clause (ii), termination of the Deferral Period which caused the limit on the duration of a Deferred Period set forth in Section 2(d)(ii) to be exceeded in the case of the commencement of an Event of the type described in clause (iii), and termination of the Deferral

Period the commencement of which caused the number of Deferral Periods permitted by Section 2(d)(ii) to be exceeded in the case of Events of the type described in clause (iv).

                  Accordingly, upon the occurrence of any Event and until such time as there are no Events that have occurred and are continuing (a "Damages Accrual Period"), commencing on the Event Date on which such Damages Accrual Period began, Lomak agrees to pay, as liquidated damages, and not as a penalty, an additional amount (the "Liquidated Damages Amount"): (A) (i) to each Holder of (x) a Convertible Preferred Security or (y) in the event that the Convertible Debentures are distributed to holders of Convertible Preferred Securities upon dissolution of the Trust in accordance with the Declaration, a Convertible Debenture (in each case that is a Notice Holder), accruing at a rate equal to one-quarter of one percent per annum (25 basis points) on an amount equal to the liquidation amount of such Convertible Preferred Security or outstanding principal amount of such Convertible Debenture, as the case may be, held by such Notice Holder and (ii) to each Holder of Underlying Common Stock that is a Notice Holder, accruing at a rate equal to one-quarter of one percent per annum (25 basis points) calculated on an amount equal to the product of (x) the Applicable Conversion Price as of the Business Day immediately prior to the applicable Damages Payment Date times (y) the number of shares of Common Stock that are Registrable Securities held by such Notice Holder; and (B) if the Damages Accrual Period continues for in excess of thirty (30) days, from and after the end of such thirty (30) day period until the applicable Event Termination Date, (i) to each Holder of a (x) Convertible Preferred Security or
(y) in the event that the Convertible Debentures are distributed to holders of Convertible Preferred Securities upon dissolution of the Trust in accordance with the Declaration, a Convertible Debenture (in each case whether or not a Notice Holder), accruing at a rate equal to one-quarter of one percent per annum (25 basis points) on an amount equal to the liquidation amount of such Convertible Preferred Security or outstanding principal amount of such Convertible Debenture, as the case may be, held by such Holder and (ii) to each Holder of Underlying Common Stock (whether or not a Notice Holder), accruing at a rate equal to one-quarter of one percent per annum (25 basis points) calculated on an amount equal to the product of (x) the Applicable Conversion Price as of the Business Day immediately prior to the applicable Damages Payment Date times (y) the number of shares of Common Stock that are Registrable Securities held by such Holder. Notwithstanding the foregoing, no Liquidated Damages Amounts shall accrue (1) under clause (A) of the preceding sentence during any period for which Liquidated Damages Amounts accrue under clause (B) of the foregoing sentence and (2) as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security, and (y) expiration of the Effectiveness Period. Notwithstanding the foregoing, no Damages Accrual Period with respect to any Event described in clause (ii) of paragraph 2(e) shall commence unless and until a Holder or Holders has given notice in accordance with Section 2(d) hereof. Moreover, notwithstanding the foregoing, no Damages Accrual Period with respect to any Event described in clause (ii) of paragraph 2(e) shall commence unless such Event results in an Event described in clause (iii) or (iv) of such paragraph 2(e). The rate of accrual of the Liquidated Damages Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events.

                  Lomak shall pay the liquidated damages due on any Convertible Preferred Security, Convertible Debenture or Underlying Common Stock by depositing with the Trustee, in trust for the benefit of the Holders of Convertible Preferred Securities, Convertible Debentures or Underlying Common Stock, as the case may be, entitled thereto, at least one (1) Business Day prior to the applicable Damages Payment Date, sums sufficient to pay the liquidated damages accrued or accruing from and including the last preceding Damages Payment Date to, but not including, such Damages Payment Date. The Liquidated Damages Amount due shall be payable on each Damages Payment Date to the Holders of Registrable Securities entitled thereto holding such Registrable Securities on the record date for such Damages Payment Date; provided that accrued Liquidated Damages Amounts shall be paid on the applicable redemption date upon the redemption of any Convertible Debenture or Convertible Preferred Security (to the extent accrued with respect to such Convertible Debenture or Convertible Preferred Security). The Trustee shall be entitled, on behalf of the Notice Holders and the Holders of Convertible Preferred Securities, Convertible Debentures or Underlying Common Stock, to seek any available remedy for the enforcement of this Agreement, including for the payment of such liquidated damages. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude a Notice Holder or Holder of Registrable Securities from pursuing or obtaining specific performance or other equitable relief not requiring the payment of funds with respect to this Agreement.

                  All of Lomak's obligations set forth in this Section 2(e) which are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of the Agreement pursuant to Section 9(o)).

                  The parties hereto agree that the liquidated damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities (other than the Initial Purchasers) by reason of the failure of the Shelf Registration to be filed or declared effective or unavailable (absolutely or as a practical matter) for effecting resales of Registrable Securities in accordance with the provisions hereof.

                  Section 3. REGISTRATION PROCEDURES. In connection with the registration obligations of Lomak and the Trust under Section 2 hereof, Lomak and the Trust shall effect such registrations to permit the sale of the Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto Lomak and the Trust shall:

                  (a) Prepare and file with the SEC a Registration Statement on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use their best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; PROVIDED, that before filing any such Registration Statement or Prospectus or any amendments or supplements thereto (other than documents that would be incorporated or deemed to be incorporated therein by reference and that Lomak or the Trust is required by applicable securities laws or stock exchange requirements to file) Lomak and the Trust shall furnish to Morgan Stanley & Co. Incorporated ("Morgan Stanley") and the Special Counsel of such offering, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of Morgan Stanley and the Special Counsel, and Lomak and the Trust shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (other than such documents which, upon filing, would be incorporated or deemed to be incorporated by reference therein and that Lomak or the Trust is required by applicable securities laws or stock exchange requirements to file) to which Morgan Stanley or the Special Counsel shall reasonably object in writing within two (2) full Business Days.

                  (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

                  (c) Promptly notify the Notice Holders, and, following the giving of notice pursuant to Section 2(d), Morgan Stanley and the Special Counsel promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus, any Prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the SEC, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by Lomak or the Trust of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the existence of any fact or happening of any event known to Lomak or the Trust which makes any statement of a material fact in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement or Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the determination by Lomak that a post-effective amendment to a Registration Statement would be appropriate.

                  (d) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable following the granting of such order.

                  (e) If reasonably requested by Morgan Stanley, the Special Counsel, or the Holders of a majority of the Registrable Securities being sold,
(i) promptly incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement such information as the Initial Purchasers, the Special Counsel, or such Holders, in connection with any offering of Registrable Securities, deem should be included therein as required by applicable law, and
(ii) make all required filings of such Prospectus supplement or such post-effective amendment as promptly as is practicable after Lomak and the Trust have received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; PROVIDED, that Lomak and the Trust shall not be required to take any actions under this Section 3(e) that are not, in the reasonable opinion of counsel for Lomak, in compliance with applicable law or the rules and regulations of any applicable securities exchange.

                  (f) Furnish to each selling Holder, the Special Counsel and the Initial Purchasers, without charge, at least one (1) conformed copy of the Registration Statement and any amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing by such Holder, counsel or Initial Purchasers).

                  (g) Deliver to each selling Holder, the Special Counsel and Morgan Stanley in connection with any offering of Registrable Securities, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and Lomak and the Trust hereby consent to the use of such Prospectus or each amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto (other than during a Deferral Period).

                  (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the selling Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; PROVIDED, that neither Lomak nor the Trust will be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

                  (i) Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States (except as may be required solely as a consequence of the nature of such selling Holder, in which case Lomak and the Trust will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals) as may be necessary to enable the selling Holder or Holders thereof to consummate the disposition of such Registrable Securities.

                  (j) During any Selling Period (other than during a Deferral Period), immediately upon the existence of any fact or the occurrence of any event as a result of which a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or a Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, promptly prepare and file a post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document (such as a Current Report on Form 8-K) that would be incorporated by reference into the

Registration Statement so that the Registration Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, use their best efforts to cause it to become effective as promptly as is practicable.

                  (k) Enter into such agreements and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection (i) make such customary representations and warranties, subject to the ability of Lomak and the Trust to do so, to the Holders of such Registrable Securities with respect to the business of Lomak and its subsidiaries and the Trust, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as shall be reasonably satisfactory to the Special Counsel and the Holders of a majority of the Registered Securities being sold, and (ii) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold and the Special Counsel to evidence the continued validity of the representations and warranties of Lomak and its subsidiaries and the Trust made pursuant to clause (i) above. The plan of distribution of the Registration Statement and the Prospectus included therein shall permit resales of Registrable Securities to be made by selling securityholders through brokers and dealers. However, neither Lomak nor the Trust will be obligated hereunder to pay the costs and expenses of opinions of counsel of such selling securityholders, or accountants' "cold comfort" letters and neither the officers and directors of Lomak nor the trustees of the Trust will be obligated hereunder to participate in marketing efforts on behalf of such selling securityholders.

                  (l) If requested in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make available for inspection by a representative of the Holders of Registrable Securities being sold, and any Special Counsel or accountant retained by such selling Holders, financial and other records, pertinent corporate documents and properties of Lomak and the Trust and its subsidiaries, and cause the executive officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, Special Counsel or accountant in connection with such disposition; subject to reasonable assurances by each such person that such information will only be used in connection with matter relating to such Registration Statement.

                  (m) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12- month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of Lomak commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                  (n) Cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such permitted denominations and registered in such names as the Holders may request.

                  (o) Provide a CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement and provide the Trustee and the transfer agent for the Common Stock with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company.

                  (p) Cause all Underlying Common Stock covered by the Registration Statement to be listed on each securities exchange or quotation system on which Lomak's Common Stock is then listed no later than the date the Registration Statement is declared effective and, in connection therewith, to the extent applicable, to make such filings under the Exchange Act (e.g., the filing of a Registration Statement on Form 8-A) and to have such filings declared effective thereunder.

                  (q) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

                  Section 4. HOLDER'S OBLIGATIONS. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished Lomak and the Trust with the notice required pursuant to Section 2(d) hereof (including the information required to accompany such notice) and, promptly after the request by Lomak and the Trust, such other information regarding such Holder and the distribution of such Registrable Securities as Lomak and the Trust may from time to time reasonably request. Lomak and the Trust may exclude from such registration the Registrable Securities of any Holder who does not furnish such information provided above for so long as such information is not so furnished. Each Holder of Registrable Securities as to which any Registration Statement is being effected agrees promptly to furnish to Lomak and the Trust all information required to be disclosed in order to make the information previously furnished to Lomak and the Trust by such Holder not misleading. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

                  Section 5. REGISTRATION EXPENSES. Subject to Section 3(k) hereof, all fees and expenses incident to the performance by Lomak and the Trust of or compliance with this Agreement shall be borne by Lomak whether or not any of the Registration Statements become effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, fees and disbursements of Special Counsel in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Holders of a majority of the Registrable Securities being sold may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the Special Counsel or the Holders of a majority of the Registrable Securities included in any Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for Lomak and the Trust and the Special Counsel in connection with the Shelf Registration (provided that Lomak shall not be liable for the fees and expenses of more than one separate firm for all parties participating in any transaction hereunder), and (v) Securities Act liability insurance obtained by Lomak in its sole discretion; PROVIDED, that such fees and expenses shall not include the underwriting and selling expenses incurred by Sellers of the Registrable Securities or any Person(s) underwriting such sale. In addition, Lomak shall pay the internal expenses of Lomak and the Trust (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Underlying Common Stock and the fees and expenses of any person, including special experts, retained by Lomak or the Trust. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay all registration expenses to the extent Lomak is prohibited by applicable Blue Sky laws from paying for or on behalf of such seller of Registrable Securities.

                  Section 6.  Indemnification.
                              ----------------

                  (a) INDEMNIFICATION BY LOMAK. Lomak shall indemnify and hold harmless each Holder and each person, if any, who controls any Holder (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against all losses, liabilities, claims, damages and expenses (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, "Losses"), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses arise out of or based upon the information relating to any Holder furnished to Lomak in writing by such Holder expressly for use therein; PROVIDED, that Lomak shall not be liable to any Holder of Registrable Securities (or any person controlling such Holder) to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (A)
(i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (B) (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of Lomak or the Trust with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim from which such Losses arise. Lomak shall also indemnify each broker-dealer participating in the offering and sale of Registrable Securities and each person who controls such person (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent and with the same limitations as provided above with respect to the indemnification of the Holders of Registrable Securities.

                  (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. Each Holder agrees severally and not jointly to indemnify and hold harmless Lomak and the Trust, Lomak's directors, Lomak's officers who sign a Registration Statement, the trustees of the Trust, and each person, if any, who controls Lomak or the Trust (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against all losses arising out of or based upon any untrue statement, or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement, alleged untrue statement or omission or alleged omission is contained in any information relating to such Holder so furnished in writing by such Holder to Lomak or the Trust expressly for use in such Registration Statement or Prospectus. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all persons, if any, who control any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for Lomak and the Trust, Lomak's directors, Lomak's officers who sign a Registration Statement, the trustees of the Trust and each person, if any, who controls Lomak or the Trust within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for Lomak and the Trust, and such directors, officers, trustees and control persons of Lomak or the Trust, such firm shall be designated in writing by Lomak. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) CONTRIBUTION. To the extent that the indemnification provided for in this Section 6 is unavailable to an indemnified party under
Section 6(a) or 6(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by Lomak and the Trust shall be deemed to be equal to the total net proceeds from the initial placement (before deducting expenses) of the Convertible Preferred Securities pursuant to the Placement Agreement. Benefits received by any Holder shall be deemed to be equal to the value of receiving Registrable Securities that are registered under the Securities Act. The relative fault of the Holders on the one hand and Lomak and the Trust on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by Lomak or the Trust and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by PRO RATA allocation or by any other method or allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 6(d), an indemnifying party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation

(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  The indemnity, contribution and expense reimbursement obligations of Lomak and the Trust hereunder shall be in addition to any liability Lomak or the Trust may otherwise have hereunder, under the Placement Agreement or otherwise. The provisions of this Section 6 shall survive, notwithstanding any transfer of the Registrable Securities by any Holder or any termination of this Agreement.

                  The indemnity and contribution provisions contained in this
Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or Lomak or the Trust, Lomak's officers or Lomak's directors or the trustees of the Trust or any person controlling Lomak or the Trust and (iii) the sale of any Registrable Securities by any Holder.

                  Section 7.  Information Requirements.
                              -------------------------

                  (a) Lomak and the Trust shall file the reports required to be filed by it under the Securities Act and the Exchange Act, and if at any time Lomak or the Trust is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of Registrable Securities pursuant to Rule 144 and Rule 144A under the Securities Act. Lomak and the Trust further covenant that they will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may reasonably request (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act. Upon the request of any Holder of Registrable Securities, each of Lomak and the Trust shall deliver to such Holder a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require Lomak or the Trust to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

                  (b) Lomak and the Trust shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to Form S-3 in order to allow it to be eligible to file registration statements on Form S-3.

                  Section 8. SUBMISSION TO JURISDICTION. Lomak and the Trust irrevocably consent and agree, for the benefit of the Holders, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement may be brought in the courts of the State of New York or the courts of the United States located in The City of New York and hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court IN PERSONAM, generally and unconditionally, with respect to any such action, suit or proceeding for itself and in respect of its properties, assets and revenues.

         Each of Lomak and the Trust has irrevocably designated, appointed and empowered C T Corporation System, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents which may be served in any such action, suit or proceeding referred to in the preceding paragraph of this
Section 8 brought in any United States or State court that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts. Said designation and appointment shall be irrevocable until the end of the Effectiveness Period, provided, however, that if for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, Lomak and the Trust agree to designate a new designee, appointee and agent in The City of New York on the terms and for the purposes of this Section 8 satisfactory to the Initial Purchasers. Each of Lomak and the Trust further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents out of any of the aforesaid courts in any such action, suit, or proceeding by serving a copy thereof upon the relevant agent for service of process referred to in this Section 8 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) and by mailing copies thereof by registered or certified air mail, postage prepaid, to each of Lomak and the Trust at its address specified in or designated pursuant to Section 9 of this Agreement. Lomak and the Trust agree that the failure of such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Notice Holders or the Holders of the Registrable Securities, to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over Lomak or the Trust or bring actions, suits or proceedings against Lomak or the Trust in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each of Lomak and the Trust hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now, or until the end of the Effectiveness Period, have to the laying of venue or any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement brought in the United States Federal courts located in The City of New York or the courts of the State of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         The provisions of this Section 8 shall survive any termination of this Agreement, in whole or in part.

                  Section 9.  Miscellaneous.
                              --------------

                  (a) REMEDIES. In the event of a breach by Lomak or the Trust of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, PROVIDED, that the sole damages payable for a violation of the terms of this Agreement for which liquidated damages are expressly provided pursuant to Section 2(e) hereof shall be such liquidated damages. Each of Lomak and the Trust agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) NO CONFLICTING AGREEMENTS. Neither Lomak nor the Trust has, as of the date hereof, nor shall, on or after the date of this Agreement, enter into any agreement with respect to its securities which conflicts with the rights granted to the Holders of Registrable Securities in this Agreement. Each of Lomak and the Trust represents and warrants that the rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with the rights granted to the Holders of the Lomak's or the Trust's securities under any other agreements.

                  (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless Lomak and the Trust have obtained the written consent of Holders of a majority of the then outstanding Underlying Common Stock constituting Registrable Securities (with Holders of Convertible Preferred Securities and Convertible Debentures deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Common Stock into which such Convertible Preferred Securities and Convertible Debentures are convertible or exchangeable). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders; PROVIDED, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or (iii) one (1) business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows (PROVIDED that with respect to any notice of intention to sell given by a Holder to Lomak and the Trust pursuant to Section 2(d) hereof in accordance with this Section 9(d) which is given on or after December 24 of any year and on or prior to January 1 of the next year, such notice shall only be deemed given upon the earlier of actual receipt of such notice by Lomak and the Trust or the first Business Day next succeeding such January 1):

                           (w) if to a Holder of Registrable Securities, at the
                  most current address given by such Holder to Lomak and the Trust in accordance with the provisions of Section 9(e);

                           (x)      if to Lomak, to:

                                    Lomak Petroleum, Inc.
                                    500 Throckmorton Street
                                    Fort Worth, Texas  76102
                                    Attention: John H, Pinkerton
                                    Telecopy No.: (817) 872-2914

                           (y)      if to the Trust, to:

                                    Lomak Financing Trust
                                    c/o Lomak Petroleum, Inc.
                                    500 Throckmorton Street
                                    Fort Worth, Texas  76102
                                    Attention: John H. Pinkerton
                                    Telecopy No.: (817) 872-2914

                                            with a copy to:

                                            Vinson & Elkins, L.L.P.
                                            2300 First City Tower
                                            1001 Fanin
                                            Houston, Texas 77002-6760
                                            Attention:  J. Mark Metts
                                            Telecopy No.:  (713) 615-5605

                  ; and

                           (z) if to the Special Counsel, to: Simpson Thacher & Bartlett 425 Lexington Avenue New York, New York 10017 Attention: John E. Riley Telecopy No.: (212) 455-2502

                  or to such other address as such person may have furnished to the other persons identified in this Section 9(d) in writing in accordance herewith.

                  (e) OWNER OF REGISTRABLE SECURITIES. Lomak and the Trust will maintain, or will cause its registrar and transfer agent to maintain, a register with respect to the Registrable Securities in which all transfers of Registrable Securities of which the Company has received notice will be recorded. Lomak and the Trust may deem and treat the person in whose name Registrable Securities are registered in such register of Lomak and the Trust as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

                  (f) APPROVAL OF HOLDERS. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by Lomak, the Trust or their respective affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchasers or subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (g) SUCCESSORS AND ASSIGNS. Any person who purchases any Registrable Securities from an Initial Purchaser shall be deemed, for purposes of this Agreement, to be an assignee of such Initial Purchaser. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

                  (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

                  (i) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  (k) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                  (l) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by Lomak and the Trust with respect to the Registrable Securities sold pursuant to the Placement Agreement. Except as provided in the Placement Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights.

                  (m) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  (n) FURTHER ASSURANCES. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

                  (o) TERMINATION. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Sections 4, 5 or 6 hereof and the obligations to make payments of and provide for liquidated damages under
Section 2(e) hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with their terms.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                       LOMAK PETROLEUM, INC.



                                       By:
                                          --------------------------------
                                           Name:
                                           Title:


                                       LOMAK FINANCING TRUST



                                       By:
                                          --------------------------------
                                           Name:
                                           Title:
                                           Solely as trustee and not in his
                                             individual capacity


Accepted as of the date first
above written,

MORGAN STANLEY & CO. INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
FORUM CAPITAL MARKETS L.P.
MCDONALD & COMPANY SECURITIES INC.

By:      MORGAN STANLEY & CO. INCORPORATED, on its
         own behalf and as representative
         of the Initial Purchasers



         By:
            ------------------------
              Name:
               Title: